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           SUPPLEMENT DATED SEPTEMBER 24, 2004 TO BE ATTACHED TO THE
                       KEYNOTE SERIES ACCOUNT PROSPECTUS
                               DATED MAY 1, 2004

    Effective September 24, 2004, Diversified Investment Advisors, Inc. terminated its Investment Subadvisory Agreement with respect to the Equity Growth Portfolio with RCM Capital Management, LLC. The two remaining subadvisers to the Equity Growth Portfolio, Ark Asset Management Co., Inc. ("Ark") and Marsico Capital Management, LLC ("Marsico") will manage 100% of the assets of the Portfolio. The target allocation to Ark is 65% of the Portfolio's assets and the target allocation to Marsico is 35% of the Portfolio's assets.

Form No. 13443SL (Rev. 9/04)                                            33-19836